SUPPLEMENT DATED OCTOBER 11, 2022

TO THE PROSPECTUS AND SUMMARY PROSPECTUSES EACH DATED MAY 2, 2022

American General Life Insurance Company

Variable Annuity Account Ten

Advanced Outcomes Annuity

This supplement updates certain information in the most recent prospectus, initial summary prospectus and updating summary prospectus (together, the “Prospectus”). You should read this information carefully and retain this supplement for future reference together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

Effective immediately, the following Underlying Funds are hereby added to APPENDIX A - UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT:

Type	Underlying Fund – Share Class 3 Advisor	Current Expense	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Large Cap	Milliman 6-Year Buffered S&P 500 with Par Up Outcome Strategy
Equity	Milliman 6-Year Buffered S&P 500 with Par Up Outcome Fund - Jan (II)[9]	0.99%*	N/A	N/A	N/A
Milliman Financial Risk Management, LLC
Milliman 6-Year Parred Down S&P 500 with Par Up Outcome Strategy
	Milliman 6-Year Parred Down S&P 500 with Par Up Outcome Fund - Jan (II)[9]	0.99%*	N/A	N/A	N/A
Milliman Financial Risk Management, LLC

* This Underlying Fund is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. See the Underlying Fund prospectus for additional information.

9 Available for investment on or about January 10, 2023.